SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                 August 13, 2002
                Date of Report (Date of earliest event reported)


                            ENERGY RIVER CORPORATION
             (Exact name of registrant as specified in its charter)


          NEVADA                       000-26687                 88-0416790
(State or other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                           7898 E. Acoma Dr. Ste: 209
                             Scottsdale, AZ. 85260
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 480-682-1210
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT:

     On August 9, 2002 we had a change in control of the Officers and Directors of Energy River Corporation. Edward Heisler resigned as President and Director of the corporation. Terry Neild was appointed to the board and given the title of President and CEO. Donald J. Kelly was also appointed to the board. On August 12, 2002 Pamela Michie resigned as Secretary of the corporation.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     On August 9, 2002 Edward Heisler resigned as President and Director of the corporation. On August 12, 2002 Pamela Michie resigned as Secretary of the corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENERGY RIVER CORPORATION.

                                      By: /s/ Terry W. Neild
                                         ------------------------------
                                         Terry W. Neild
Dated:  August 13, 2002